SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2000

                               QCF BANCORP, INC.
             (Exact name of registrant as specified in its charter)

         Minnesota                   0-25700                41-1796789
     (State or other jurisdiction  (Commission           (I.R.S. employer
           of incorporation)       file number)         identification no.)


         50l Chestnut Street, Virginia, Minnesota             55792
      (Address of principal executive offices)             (Zip code)

Registrant's telephone number, including area code:       (218)  74l-2040


                                 Not Applicable
         (Former name or former address, if changed since last report)















                             Exhibit Index on Page 2
                                Page 1 of 5 Pages




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Item 5.    Other events


     On August 9, 2000, the Registrant announced that it had been notified by Nasdaq that the Company would be delisted from the Nasdaq National Market on August 16, 2000 as it no longer meets the minimum 750,000 shares of public float requirement for continued listing.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

     The following is a list of exhibits filed with this Current Report on Form 8-K indexed to their location in the sequentially numbered copy.

         Exhibit No.                Description                       Page No.

             28.1         Press Release, dated August 9, 2000             5









                                Page 2 of 5 Pages
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                                                SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           QCF BANCORP, INC.




Date:   August 9, 2000           By:    /s/Daniel F. Schultz
                                           Daniel F. Schultz
                                           Vice President/Treasurer









                                Page 3 of 5 Pages


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                                  Exhibit 28.1















                                Page 4 of 5 Pages

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                                  PRESS RELEASE



     Contact:  Kevin Pietrini                      FOR IMMEDIATE RELEASE:

                                                    Date: August 9, 2000



                QCF BANCORP, INC. REPORTS UPCOMING DELISTING FROM
                             NASDAQ NATIONAL MARKET



     QCF Bancorp, Inc. (Nasdaq: QCFB) announced today that it has been advised by Nasdaq that the Company's common stock will be delisted from the Nasdaq National Market on August 16, 2000 for failure to meet the public float requirement. Under Nasdaq's requirements for maintaining listing eligibility, the Company is required to maintain a minimum of 750,000 shares of public float. As of June 30, 2000, the Company's public float was approximately 280,000 shares. Based on this significant disparity, the Company does not intend to appeal the decision of Nasdaq.


     QCF Bancorp, Inc. is the holding company for Queen City Federal Savings Bank which is headquartered in Virginia, Minnesota. Queen City Federal Savings Bank operates through 3 branches serving north central St. Louis County, Minnesota.

     This Press Release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are subject to certain risks and uncertainties and assumptions. These risks, uncertainties and assumptions are more fully described in the Company's Annual and Quarterly Reports filed with the Securities and Exchange Commission. Actual results may differ materially from those currently anticipated.
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